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                                                                   EXHIBIT 23.3


July 19, 1999 Santiago, Chile





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this registration statement filed on Form S-3 (File no. 333-76771) of our report dated March 12, 1999, on our audits of the financial statements of Ferronor S.A. (a Chilean corporation and subsidiary of RailAmerica) included in the RailAmerica, Inc. Form 10-K for the year ended December 31, 1998.





Jesus Riveros G
Partner
ARTHUR ANDERSEN
LANGTON CLARKE
Santiago, Chile